UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2010

PERFORMANCE TECHNOLOGIES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 22, 2010, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter ended March 31, 2010. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on April 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

April 22, 2010	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

April 22, 2010	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

For more information contact: Dorrance W. Lamb SVP and Chief Financial Officer PT 585-256-0200 ext. 7276 http://www.pt.com finance@pt.com

PT Announces First Quarter 2010 Financial Results

ROCHESTER, NY – April 22, 2010 -- PT (NASDAQ: PTIX), the recently rebranded Performance Technologies, a leading global provider of advanced network communications solutions, today announced its financial results for the first quarter 2010.

Revenue in the first quarter 2010 amounted to $7.4 million, compared to $6.9 million in the first quarter 2009.

The Company incurred a net loss in the first quarter 2010 in the amount of ($1.8 million), or ($.16) per basic share, including a restructuring charge of $.01 per share and stock-based compensation expense of $.01 per share, based on 11.1 million shares outstanding. The Company incurred a net loss in the first quarter 2009 in the amount of ($1.4 million), or ($.13) per basic share, including a restructuring charge of $.03 per share and stock-based compensation expense of $.01 per share, based on 11.2 million shares outstanding.

Cash and investments amounted to $29.3 million, or $2.64 per share, and the Company had no long-term debt at March 31, 2010. The Company had 11.1 million common shares outstanding at March 31, 2010.

“Our revenues for the quarter were certainly below our expectations and to some extent illustrate continuing challenges in making accurate quarterly revenue projections," said John Slusser, president and chief executive officer. “While a portion of our bottom line performance is a result of a revenue shortfall, it also reflects our previously announced decision to increase our investments in sales and marketing, particularly for the African and Latin American growth markets, our government systems market diversification initiative and development of end application solutions. We are pleased with the early progress we are making in these initiatives. During the quarter we made a series of substantial product line announcements and unveiled a fresh new look and brand reflecting our strategic direction, which has been very positively received in the marketplace.”

Business Overview

The Company globally targets two primary vertical markets for its network communications products, namely telecommunications, and military, aerospace and government systems. The telecommunications market, historically our largest vertical market, is fundamentally driven by investments in network infrastructure by carriers and service providers. Telecommunications market revenues derived from our IPnexus® Application-Ready Systems products depend primarily on broad, multi-year deployments of next-generation telecommunications infrastructure. Telecommunications market revenues generated from end user solutions, such as our SEGway™ and Xpress™ product lines, are governed by investments necessary to support existing and evolving service demands such as the ongoing worldwide explosive growth in text messaging and the transition to Internet-based communications networks. Sales into the military, aerospace and government systems market are typically to prime contractors and system integrators that reflect investment levels by various government agencies and military branches in specific programs and projects requiring enhanced communications capabilities. Military, aerospace and government systems shipments are subject to project deployment schedules and are not often consistent from quarter-to-quarter.

Recent Customer Highlights:

• Comfone Expands International Connectivity with PT’s SEGway Signaling Solution

Comfone is a Swiss based international roaming service provider to over 300 mobile operators. They rely on SEGway solutions to provide international SS7 signaling services to GSM operators in over 700 locations worldwide including signaling access, routing, online reporting, SMS interworking, roaming management, and hub services.

• Mobilicity Selects PT’s SEGway Solution For Its 3G Wireless Network - New Canadian Carrier Implements State-of-the-Art Signaling Solution For Efficient, Reliable Network Expansion

Mobilicity is launching its 3G wireless network in Toronto this spring and will roll out its city-based networks in Vancouver, Edmonton, Calgary, and Ottawa later this year. PT’s scalable SEGway carrier-grade network solution allows Mobilicity to reliably and cost-effectively extend its wireless network capabilities to cities across Canada. With rapid growth of wireless traffic volume, IP-based networks are becoming the preferred infrastructure for signaling, replacing traditional circuit-switched SS7 in wireless operators’ networks.

First Quarter Product Announcements:

• PT Debuts Xpress Product Line - A Portfolio of SIP-based Applications and Enabling Infrastructure for Carriers Deploying Next-Generation Network (NGN) Architectures

The adoption of voice-over-packet architectures by wireless and wireline carriers, and the emergence of SIP (Session Initiation Protocol) as the predominant signaling protocol on these networks have presented new opportunities for service providers to market media-rich and web-friendly applications to their subscribers. PT’s Xpress is based on a pure IP implementation allowing new service offerings to be quickly developed and readily deployed, network-wide, on IMS enabled, converged TDM/IP and VoIP networks.

• PT’s SEGway Delivers the Industry's Highest Capacity Signaling Platform for Next-Generation Networks - 400,000 Transactions per Second, Ideal for IP-Centric Signaling Architectures

Network signaling traffic is increasing by orders of magnitude due to mobile messaging and mobile services, leading telecom operators to face serious limitations in their legacy TDM or hybrid networks. Increasingly, they face the choice to retrofit or replace existing nodes with IP-based architecture. PT’s SEGway X301 and X401 are the only signaling systems purpose-built for the rigors of an IP-centric network with its high bandwidth demands and database-heavy applications.

• PT Introduces LTE and WiMAX Application-Ready Systems - Specifically Designed for LTE and WiMAX Equipment Manufacturers

These systems integrate all the hardware components, operating system, and software protocols, and are ideal for wireless application development. PT is the leader in Application-Ready Systems consisting of tightly integrated hardware and software. No other vendor provides its own Carrier Grade Linux (NexusWare®) with wireless protocols and software, integrated in a rugged, standards-based platform. The solution has been chosen by wireless equipment providers such as Aviat Networks, who offer it in a WiMAX ASN Gateway application.

• PT Adds Next Generation MPR2000 IP-Based Radar/Sensor Recording and Playback Platform to its Air Traffic Control and Defense Communication Systems

This new product offering enables integrators to more easily expand their existing air traffic control recording systems and leverage new technologies to build next generation, IP-based sensor and radar recording solutions. The MPR2000 Data Record/Playback System is the newest addition to the Company’s suite of air traffic control and defense communication systems, complementing the world class MPS1000 Data Distribution Server which transports multiple radar formats and sensor interfaces over IP. Over 3500 such PT systems have been deployed in 30 different countries gathering and delivering vital data such as weather, flight tracking, and ground surveillance.

• PT Launches the IPnexus Element Management System for Remote, IP Monitoring and Management of Globally Deployed, Mission-Critical Communications Infrastructure

The PT IPnexus EMS (Element Management System) is an IP-native system that allows network engineers at wireless and wireline carriers, service providers, and OEMs to rapidly install, monitor, and simultaneously manage hundreds of network elements from a single, secure interface point. It is a stand-alone, turn-key carrier grade device that includes all the hardware and software needed to provide a highly-available, centralized, and scalable management system that adheres to the five key ITU-T recommended areas: fault, configuration, performance, accounting, and security.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to carrier, government, and OEM markets. PT’s portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. The Company’s entire line of offerings is anchored by IPnexus®, PT’s own IP-native, highly integrated platforms and element management systems. OEMs and application developers, including PT itself, leverage the robust carrier grade Linux® development environment and rich suite of communications protocols (PT’s Nexusware®) of IPnexus Application-Ready Systems as a cornerstone component of their end product value proposition. PT’s SEGway™ Signaling Solutions provide low cost, high density signaling, advanced routing, IP migration, gateway capabilities, SIP bridge, and core-to-edge distributed intelligence. The Company’s Xpress™ NGN applications enable evolving Mobile 2.0, Multi-media, and IMS based revenue generating services. PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2009, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

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A conference call will be held on Friday, April 23, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from April 23 through April 27, 2010. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 765951. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

ASSETS

	March 31, 2010	December 31, 2009

Current assets:
Cash and cash equivalents	$18,394,000	$17,563,000
Investments	5,674,000	7,533,000
Accounts receivable	4,631,000	6,542,000
Inventories	4,964,000	4,459,000
Prepaid expenses and other assets	805,000	820,000
Deferred taxes	392,000	392,000
Fair value of foreign currency hedges	33,000	201,000
Prepaid income taxes		24,000
Total current assets	34,893,000	37,534,000

Investments	5,239,000	4,239,000
Property, equipment and improvements	1,835,000	1,686,000
Software development costs	5,465,000	5,254,000
Deferred taxes	181,000	176,000
Total assets	$47,613,000	$48,889,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,523,000	$1,013,000
Accrued expenses	4,105,000	4,195,000
Income taxes payable	20,000
Total current liabilities	5,648,000	5,208,000

Income taxes payable	50,000	65,000
Total liabilities	5,698,000	5,273,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	16,754,000	16,596,000
Retained earnings	34,825,000	36,577,000
Accumulated other comprehensive income	21,000	128,000
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	41,915,000	43,616,000
Total liabilities and stockholders’ equity	$47,613,000	$48,889,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(unaudited)

	Three Months Ended March 31,

	2010	2009

Sales	$7,355,000	$6,927,000
Cost of goods sold	3,457,000	3,191,000
Gross profit	3,898,000	3,736,000

Operating expenses:
Selling and marketing	2,230,000	1,917,000
Research and development	1,990,000	2,116,000
General and administrative	1,308,000	1,139,000
Restructuring charges	63,000	444,000
Total operating expenses	5,591,000	5,616,000
Loss from operations	(1,693,000)	(1,880,000)

Other income, net	63,000	80,000
Loss before income taxes	(1,630,000)	(1,800,000)

Income tax provision (benefit)	122,000	(374,000)
Net loss	$(1,752,000)	$(1,426,000)

Basic loss per share	$(.16)	$(.13)

Weighted average common shares	11,116,000	11,170,000